                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 9, 2013

                                                         ------------

                       Microwave Filter Company, Inc.

              (Exact Name of Registrant as Specified in Charter)

         New York                  0-10976              16-0928443

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(State or Other Jurisdiction(Commission File Number)   (IRS Employer

 of Incorporation)                                   Identification No.)

6743 Kinne Street, East Syracuse, New York                        13057

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(Address of Principal Executive Offices)                      (Zip Code)

                                (315) 438-4700

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              Registrant's telephone number, including area code

                                not applicable

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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

   Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

   Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

   On July 2, 2013, Microwave Filter Company, Inc. (the "Company") entered into a Ten Year Term Loan with KeyBank National Association in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00). The amount of all advances outstanding together with accrued interest thereon shall be due and payable on July 2, 2023 ("Maturity"). The Company shall pay interest on the outstanding principal balance of this Note at the rate per annum equal to 4.5%. The net proceeds from the Term Loan will be available to provide working capital as needed.

 The Company has secured this Note by: (a) a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing which creates a 1st lien on real property situate in the Town of Dewitt, County of Onondaga, and State of New York and known as 6743 Kinne Street, East Syracuse, New York; (b) a General Assignment of Rents and Leases; (c) an Environmental Compliance and Indemnification; and (d) such other security as may now or hereafter be given to Lender as collateral for the loan.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

 The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Microwave Filter Company, Inc.

                                   --------------------------------

                                   (Registrant)

Dated: July 9, 2013                     By:  /s/ Carl F. Fahrenkrug

                                   --------------------------------

                                   Carl F. Fahrenkrug

                                   President and Chief Executive Officer

3

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Exhibit Index

Exhibit

 No.      Description

10.1*     Promissory Note Term Loan dated July 2, 2013 between Microwave

Filter Company, Inc. and KeyBank National Association.

*Filed herewith.

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